Short-Term Investments and Short-Term Investments, Related Party (Details) - USD ($)	6 Months Ended
	Sep. 30, 2021	Sep. 30, 2020
Debt Disclosure [Abstract]
Investment securities maturity range, description	The Company’s investment securities held-to-maturity approximate fair value due to their short-term nature with maturity range from thirty days to a year.
Impairment charges	$ 0	$ 0
Investments earned interest	$ 107,151	$ 215,276